UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2023

Cognex Corporation

(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 650-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On August 29, 2023, Cognex Corporation (the “Company”) issued a press release related to its agreement to acquire Moritex Corporation. The release is furnished as Exhibit 99.1 hereto. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On August 29, 2023, the Company announced that it had agreed to acquire Moritex Corporation, a leading global provider of optics components. The all-cash transaction is expected to close by the end of 2023, subject to customary closing conditions, for a purchase price of ¥40 billion (approximately $275 million) to be funded from the Company’s existing cash and cash equivalents.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 29, 2023, issued by Cognex Corporation (furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, which do not relate solely to historical matters, are forward-looking statements. These forward-looking statements, which include statements regarding the pending acquisition of Moritex, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include the risk that the acquisition of Moritex may not be completed in a timely manner or at all, the risk that the Company may not achieve the anticipated benefits of the acquisition, and the other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2022 and Form 10-Q for the fiscal quarter ended July 2, 2023. Readers should not place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation to update forward-looking statements after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: August 29, 2023	By:	/s/ Paul Todgham
Paul Todgham
Senior Vice President and Chief Financial Officer